UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 31, 2007
Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite
1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		913-661-1500
Not Applicable
Former name or former address, if changed since last report
Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000,
Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		913-661-1500
n/a
Former name or former address, if changed since last report
Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		913-661-1500
n/a
Former name or former address, if changed since last report
Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		913-661-1500
n/a
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Consent of Deloitte & Touche LLP
Consent of Deloitte & Touche LLP
Consent of Deloitte & Touche LLP
Audited Consolidated Balance Sheets

Item 2.02 Results of Operations and Financial Condition.
Ferrellgas, Inc. Audited Financial Statements
Deloitte & Touche LLP, an independent registered public accounting firm, has audited the consolidated balance sheets of Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P., and subsidiaries as of July 31, 2007 and 2006, and the related consolidated statements of earnings, stockholders’ equity (deficiency), and cash flows for each of the three years in the period ended July 31, 2007. See Exhibit 99.15 for the audited financial statements and the report of the independent registered public accounting firm related hereto.
These audited financial statements and report of the independent registered public accounting firm dated October 22, 2007, and filed herewith, are incorporated by reference in Amendment No. 1 to Registration Statement Nos. 333-134867, 333-137961 and 333-130193, in Registration Nos. 333-121350, 333-115765 and 333-132337 on Form S-3, in Registration No. 333-132340 on Form S-4, and in Post-Effective Amendment No. 1 to Registration Statement Nos. 333-87633 and 333-84344 of Ferrellgas Partners, L.P. on Form S-8. See Exhibit 23.1 hereto for the independent registered public accounting firm’s consent.
These audited financial statements and report of the independent registered public accounting firm dated October 22, 2007, and filed herewith are incorporated by reference in Registration Statement No. 333-132337-01 of Ferrellgas Partners Finance Corp. on Form S-3. See Exhibit 23.2 hereto for the independent registered public accounting firm’s consent.
Item 8.01 Other Events.
The Consent of Deloitte & Touche, LLP, independent accounting firm, filed as exhibit 23.3 hereto, for the use of its report in the Ferrellgas Partners, L.P. Form 10-K as filed with the Securities and Exchange Commission on September 28, 2007, is being filed to correct an inadvertent omission of a registration statement in the consent previously filed with that Form 10-K of Ferrellgas Partners, L.P. The original executed consent delivered to Ferrellgas Partners, L.P. contained the correct references to registration statements, but the EDGAR version did not.
Item 9.01 Financial Statements and Exhibits.
The following materials are filed as exhibits to this Current Report on Form 8-K.
Exhibit 23.1 — Consent of Deloitte & Touche LLP, independent registered accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P., as filed with the Securities and Exchange Commission on December 6, 2007.
Exhibit 23.2 — Consent of Deloitte & Touche LLP, independent registered accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners Finance Corp., as filed with the Securities and Exchange Commission on December 6, 2007.
Exhibit 23.3 — Consent of Deloitte & Touche, LLP, independent registered accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P. as filed with the Securities and Exchange Commission on December 6, 2007.
Exhibit 99.15 — Audited consolidated balance sheets of Ferrellgas, Inc. as of July 31, 2007 and 2006, and the related consolidated statements of earnings, stockholders’ equity (deficiency), and cash flows for each of the three years in the period ended July 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

December 6, 2007	By:	/s/ Kevin T. Kelly Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer

Ferrellgas Partners Finance Corp.

December 6, 2007	By:	/s/ Kevin T. Kelly Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer

Ferrellgas, L.P.

December 6, 2007	By:	/s/ Kevin T. Kelly Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer

Ferrellgas Finance Corp.

December 6, 2007	By:	/s/ Kevin T. Kelly Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche, LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P., as filed with the Securities and Exchange Commission on December 6, 2007.

23.2	Consent of Deloitte & Touche, LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners Finance Corp., as filed with the Securities and Exchange Commission on December 6, 2007.

23.3	Consent of Deloitte & Touche, LLP, independent registered public accounting firm, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P. as filed with the Securities and Exchange Commission on December 6, 2007.

99.15	Audited consolidated balance sheets of Ferrellgas, Inc. as of July 31, 2007 and 2006, and the related consolidated statements of earnings, stockholders equity(deficiency), and cash flows for each of the three years in the period ended July 31, 2007